UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 2003
                                                        -----------------


                                  PRAXAIR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


DELAWARE
--------
(State or Other jurisdiction of incorporation)



1-11037                                      06-124-9050
-------                                      -----------
(Commission File Number)                    (IRS Employer Identification No.)



39 OLD RIDGEBURY ROAD, DANBURY, CT                     06810-5113
----------------------------------                     ----------
(Address of principal executive offices)               (Zip Code)



(203)837-2000
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(Registrant's telephone number, including area code)



N/A
---
(Former name or former address, if changed since last report)

ITEM 5. Other Events
--------------------\

On December 31, 2003, Mr. Dale F. Frey retired from Praxair's Board of Directors. See the registrant's press release attached hereto as Exhibit 99.1.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRAXAIR, INC.
                                         ------------
                                         Registrant




Date:    December 31, 2003               By: /s/ David H. Chaifetz
                                             -----------------------------------
                                                 David H. Chaifetz
                                                 Vice President, General Counsel
                                                 and Secretary


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Exhibit Index

Exhibit 99.1:     Press Release dated December 19, 2003.